EXHIBIT 10.2
AMENDMENT NO. 1 TO THE AGREEMENT OF SALE

THIS AMENDMENT NO. 1 TO THE AGREEMENT OF SALE made this 15th day of April 2008, between Lori Owens of 5000 State Line Road, Kansas City, Missouri. MO 66206 ("Seller"), and Semper Flowers, Inc of 1040 First Avenue, Suite 173, New York. NY 10021 ("Purchaser").

1.           Section 3 of the Agreement of Sale entered by and between the Seller and Purchaser dated November 1, 2007 (the “Original Agreement”) is hereby amended and restated as follows:

“3.           Purchase Price.  The purchase price to be paid by Purchaser is $100,000, which shall be paid in the form of a Promissory Note in the principal amount of $100,000.”

2.           All preferred stock previously issued pursuant to the Original Agreement is hereby terminated and cancelled.

3.           All other terms of the Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this agreement the date first above written.

SEMPER FLOWERS, INC.

BY: /s/George Marquez

George Marquez, President

/s/ Lori Owens

Lori Owens